Prudential World Fund, Inc.

Strategic Partners International Value Fund

Supplement dated July 24, 2006

to

Prospectus dated December 30, 2005

The Board of Directors of Prudential World Fund, Inc. recently approved the submission of merger proposals to shareholders of the Strategic Partners International Value Fund (the Fund). The proposal is to approve or disapprove a Plan of Reorganization under which the Fund would transfer all of its assets to, and all of its liabilities would be assumed by, Dryden International Equity Fund, a series of Prudential World Fund, Inc. If approved, each whole and fractional share of each class of the Fund would be exchanged for whole and fractional shares of equal net asset value of the same class of the Dryden International Equity Fund and outstanding shares of the Fund would be cancelled. Shareholders are expected to vote on the proposals at shareholder meetings expected to be held on or about November 30, 2006.

The Board of Directors of Strategic Partners Mutual Funds, Inc. recently approved the submission of a proposal to shareholders to approve or disapprove the reorganization of Strategic Partners International Growth Fund (which is a series of Strategic Partners Mutual Funds, Inc.) into Dryden International Equity Fund. Shareholders are expected to vote on the proposal at a shareholder meeting expected to be held on or about November 30, 2006.

The Board of Directors of Prudential World Fund, Inc. previously approved the submission of a proposal to shareholders to approve or disapprove the reorganization of Jennison Global Growth Fund into Dryden International Equity Fund. Shareholders are expected to vote on the proposal at a shareholder meeting to be held on or about October 13, 2006.

LR0066